Columbia + Umpqua Combining to create the West Coast’s leading regional bank October 12, 2021 Exhibit 99.2

2596936-002 Disclaimer FORWARD-LOOKING STATEMENTS This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Umpqua Holdings Corporation (“Umpqua”) and Columbia Banking System, Inc. (“Columbia”), the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and Umpqua’s and Columbia’s respective businesses, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Umpqua’s and Columbia’s respective business strategies, including market acceptance of any new products or services and Umpqua and Columbia’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Umpqua and Columbia are parties; the outcome of any legal proceedings that may be instituted against Umpqua or Columbia; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; changes in Umpqua’s or Columbia’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Umpqua and Columbia do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Umpqua and Columbia successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Umpqua and Columbia. Additional factors that could cause results to differ materially from those described above can be found in Umpqua’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, which are on file with the Securities and Exchange Commission (the “SEC”) and available on Umpqua’s investor relations website, www.umpquabank.com, under the heading “Financials,” and in other documents Umpqua files with the SEC, and in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021 and June 30, 2021, which are on file with the SEC and available on Columbia’s website, www.columbiabank.com, under the heading “Financial Information” and in other documents Columbia files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Umpqua nor Columbia assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction (the “Transaction”), Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Umpqua and Columbia and a Prospectus of Columbia, as well as other relevant documents concerning the Transaction. Certain matters in respect of the Transaction involving Umpqua and Columbia will be submitted to Umpqua’s and Columbia’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Umpqua and Columbia, without charge, at the SEC’s website, www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Umpqua Holdings Corporation, Attention: Andrew Ognall, One SW Columbia Street, Suite 1200, Portland, OR 97204, 503-727-4100 or to Columbia Banking System, Inc., Attention: Investor Relations, P. O. Box 2156, MS 3100, Tacoma, WA 98401-2156, 253-471-4065. PARTICIPANTS IN THE SOLICITATION Umpqua, Columbia, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Umpqua and Columbia in connection with the Transaction under the rules of the SEC. Information regarding Umpqua’s directors and executive officers is available in Umpqua’s definitive proxy statement relating to its 2021 Annual Meeting of Shareholders, which was filed with the SEC on March 5, 2021, and other documents filed by Umpqua with the SEC. Information regarding Columbia’s directors and executive officers is available in Columbia’s definitive proxy statement relating to its 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 12, 2021, and other documents filed by Columbia with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus relating to the Transaction. Free copies of this document may be obtained as described in the preceding paragraph.

2596936-002 West Coast’s leading regional bank, positioned to win in some of the country’s most attractive growth markets Source: Company filings, FactSet, S&P Global Market Intelligence; Note: Market data as of October 11, 2021; Financial data as of quarter ended June 30, 2021; Pro forma financial data shown for 2023 with fully phased-in cost savings for illustrative purposes; Refer to slide 14 “Key financial assumptions” for 2023 underlying forecasts; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings ¹ Based on location of headquarters with deposits capped at $1.5bn per branch 2 Based on approximate deposit allocation as of quarter ended June 30, 2021 ³ EPS accretion does not assume pro forma excess capital is used for pro forma share repurchases ⁴ Annual fully phased-in cost synergies of $100mm after-tax in 2022 capitalized at approximately 13x based on KBW Regional Bank Index median 2022 P/E, net of upfront restructuring charges ($191mm after-tax) ⁵ See Appendix for further detail on excess capital generated A leading West Coast focused franchise Tremendous scarcity value: there is no one like us on the West Coast Expanded growth opportunities Complementary strategies Improved growth profile: higher profitability to invest, broader customer and product base to grow Combined commercial and retail powerhouse expands customer offerings and reduces business concentrations Like-minded institutions with common cultural values Cultures focused on integrity, collaboration and strong risk management to ensure our customers, communities and employees are winning together Largest independent institution in our footprint¹ Meaningful presence in Portland, Seattle, Idaho and California Compelling financial metrics³ Meaningful value creation to shareholders Reasonable and highly achievable cost synergies support value creation to both institutions 2.6 years Crossover TBVPS earnback Columbia 25% Cash EPS Accretion 23% GAAP EPS Accretion Umpqua 11% Cash EPS Accretion 8% GAAP EPS Accretion Deposits Retail2 Commercial2 15% ROATCE 1.3% ROAA $700mm+ synergized net income $1.1bn+ Value creation⁴ ~$260mm Excess capital generated⁵

2596936-002 Transaction summary Structure & consideration Brand Executive leadership Other Headquarters Columbia Banking System, Inc. to issue shares to shareholders of Umpqua Holdings Corporation Pro forma ticker: COLB Columbia’s balance sheet will be subject to fair value accounting 100% common stock Fixed exchange ratio: Umpqua shareholders will receive 0.5958 of a Columbia share for each Umpqua share Total value to Umpqua shareholders of $23.58 per share, or approximately $5.1 billion¹ Ownership Split: 62% Umpqua, 38% Columbia Holding company: Columbia Banking System, Inc. Bank: Umpqua Bank Other subsidiaries and divisions include Columbia Trust Company, CB Financial Services and Columbia Private Bank, operating under the banner of Columbia Wealth Management, as well as Financial Pacific Leasing, Inc. Holding company headquarters: Tacoma, WA Bank headquarters: Greater Portland, OR metropolitan area Executive Chair: Cort O’Haver Chief Executive Officer: Clint Stein Chief Financial Officer: Ron Farnsworth President of Consumer Banking: Chris Merrywell President of Commercial Banking: Tory Nixon Subject to receipt of approvals from Columbia and Umpqua shareholders and regulatory approvals Anticipated closing in mid-2022 Board of directors 14 Board members: 7 from Columbia, 7 from Umpqua Lead Independent Director: Craig Eerkes Source: FactSet Note: Market data as of October 11, 2021 ¹ Based on closing price of Columbia common stock of $39.57 as of October 11, 2021

2596936-002 Strong governance, proven leadership Chief Executive Officer Clint Stein Executive management team President of Consumer Banking Chris Merrywell President of Commercial Banking Tory Nixon Executive Chair Cort O’Haver 7 7 Kumi Baruffi | General Counsel Lisa Dow | Chief Risk Officer Drew Anderson | Chief Administrative Officer Sheri Burns | Chief Human Resources Officer Eric Eid | Chief Integration Officer David Moore Devine | Chief Marketing Officer Board of directors Frank Namdar | Chief Credit Officer Combined management team has a proven and experienced M&A track record, successfully executing multiple integrations Lead Independent Director Craig Eerkes EVP & Chief Financial Officer Ron Farnsworth Executive Chair Cort O’Haver Our board remains committed to Diversity, Equity and Inclusion Joel Brandenburg | Chief Auditor (reporting to Audit Committee Chair)

2596936-002 Strategic Rationale

#2 in our footprint¹ and #1 independent franchise focused on the West Coast² Oregon Washington California $16.4bn deposits $70K median household income 4.3mm population $15.3bn deposits $82K median household income 7.8mm population $9.5bn deposits $83K median household income 39.7mm population 2596936-002 A West Coast franchise unlike any other Source: S&P Global Market Intelligence, FactSet, FDIC Note: Financial data as June 30, 2021; Market data as of October 11, 2021; Deposits capped at $1.5bn per branch; Pro forma financial data shown for 2023 with fully phased-in cost savings for illustrative purposes; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings 1 Includes CA, ID, NV, OR and WA 2 Pro forma for pending acquisitions . . . creating a West Coast regional powerhouse Phoenix Salt Lake City 80 5 5 90 82 84 15 15 17 8 5 84 5 90 5 80 5 San Diego Long Beach Los Angeles Sacramento Carson City Boise Portland Tacoma Helena Seattle Tacoma Sacramento Spokane Kennewick Seattle Portland Salem Santa Rosa Redding San Francisco (217) (153) *PLEASE DO NOT DELETE THIS TEXT BOX* This map was created using ArcGIS Pro. This tag identifies the map allowing additional updates and edits using previously submitted materials and data. Contact GCFO-Presentations and use the workflow reference number below to make edits. ArcGIS Pro Workflow reference number is: 3549951-001 Combined company deepens its foothold in the Northwest and California . . . $50bn assets 15% 2023E ROATCE $43bn deposits 44% non-interest bearing deposits $33bn loans 81% commercial loans

2596936-002 Commercial lending focus complemented by highly-recognized retail franchise Commercial lending focus . . . Diversified lending platform with unmatched lower and middle market commercial franchise Entrenched local presence with expertise across specialized lending verticals (e.g. healthcare, agriculture, leasing) Top tier commercial deposit base driven by strong banking relationships . . . complemented by innovative retail strategy Highly-recognized retail brand operating in desirable growth markets Differentiated core deposit funding base provides price stability in rising rate environments Scalable technology infrastructure supports a larger institution built for commercial and retail customers Corporate lending ü ü Middle market lending ü ü ü Small business lending ü ü ü Healthcare banking ü ü Equipment leasing & finance ü ü International banking ü ü ü Capital markets ü ü Insurance solutions ü ü Treasury management ü ü ü Business card ü ü ü Mortgage banking ü ü ü Retail banking ü ü ü Digital banking ü ü ü Trust & wealth management ü ü Retail Commercial Complementary business lines Combines established regional institutions with strong community roots More products, larger balance sheet, broader opportunities Revenue upside

2596936-002 Potential to unlock meaningful growth through business diversification and a larger balance sheet Source: S&P Global Market Intelligence, Company filings Note: Financial data as June 30, 2021; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings; Totals may not sum to 100% due to rounding ¹ Pro forma represent weighted average of standalone metrics, excluding merger adjustments ² Bank-level metrics; Commercial real estate loans as defined in the regulatory agencies’ guidance on commercial real estate (CRE) as a percent of risk-based capital ³ Most recent quarter net income from mortgage banking segment as a percentage of pro forma net income Loan portfolio composition $22.1bn $10.8bn 1–4 family 1–4 family 1–4 family CRE CRE CRE C&I C&I C&I Multifamily Multifamily C&D C&D C&D Consumer & other, 1% Consumer & other, 1% Agriculture Agriculture Consumer & other, <1% $32.9bn Pro forma¹ Leasing Leasing Reduces lending concentrations Combines experienced commercial franchises Enhances specialty lending offerings Similar credit philosophies PPP PPP PPP 92% commercial / 8% consumer Yield on loans: 4.21% CRE / total capital: 179%² 5-year average NCOs/average loans: 0.06% 75% commercial / 25% consumer Yield on loans: 3.97% CRE / total capital: 272%² 5-year average NCOs/average loans: 0.27% 81% commercial / 19% consumer Yield on loans: 4.05% CRE / total capital: 235%² 5-year average NCOs/average loans: 0.20% Mortgage: 5% of pro forma net income³ 7% 6% 7% Multifamily

2596936-002 Nationally leading core deposit franchise provides a rate-resilient funding base Core deposits include 44% non-interest bearing demand deposits Deposit costs of 8bps, and well-positioned for rising rates Loan-to-deposit ratio of 76% supports opportunistic growth prospects Strong pro forma footprint in growth markets Technology enhancements will continue to improve our customer offering Deposit composition Deposit sources Source: S&P Global Market Intelligence, Company filings Note: Financial data as June 30, 2021; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings; Totals may not sum to 100% due to rounding ¹ Combined represents weighted average of standalone metrics, excluding merger adjustments Highlights

2596936-002 Strong technology foundation combined with larger scale enhances our competitive position and customer offerings Leveraging the best-in-class technology platforms from each organization Expand existing applications and increase market share through a superior customer experience Strategically partner with companies who accelerate our cloud first strategy built to support growth Accelerate growth in data and analytics to provide bankers and customers a competitive edge Create new and enhanced customer experiences through an open digital ecosystem What we’ve done . . . . . . and where we’re going Digital banking Meaningful business and consumer engagement at an accelerating pace Example: Go-To; TM Essentials; Full suite of mobile / online banking offerings Cloud first strategy Reduced physical footprint and costs of traditional data centers while providing the ability to scale at will Example: Co-location sites Payments, automation, & open API ecosystem Provide commercial customers robust product offerings that facilitate ability to partner and seek new revenue opportunities Example: Consolidated Payments; Integrated Receivables; Enhanced process automation Data and analytics Proprietary algorithms provide bankers with next best offer leads and assists in risk management activities Example: Smart Leads; Credit Insights Digital sales enablement Build an ecosystem that optimizes and integrates relationship development with digital capabilities Empowers bankers to deliver an integrated customer experience Example: Automated Lead Generation, CRM, Marketing Automation, SBA Origination Tools

2596936-002 Supporting our communities and employees Our combined franchise will remain relationship-based and our community roots will only grow stronger Columbia and Umpqua will together contribute $20mm to the charitable foundation of the combined company following the close of the transaction Employee volunteering Diversity, equity and inclusion Supporting affordable housing Community philanthropy efforts Supporting our local charities High ESG standards

Diligence and Financial Impact

Collaborative due diligence process Key focus areas Credit & underwriting Retail banking Consumer lending Mortgage banking Treasury management ALCO & funding strategy Finance & accounting Commercial banking Enterprise risk management Technology Human resources Legal, regulatory & compliance Tax Internal audit Thorough diligence Disciplined and experienced M&A track record Conviction in vision and common values Led by Columbia and Umpqua senior leadership teams Dedication of company-wide resources and outside professionals to assess benefits and opportunities Deep dive across business lines, loan files, underwriting practices, operations and risk framework Comprehensive third party credit due diligence comprised of significant sampling of both portfolios inclusive of COVID-impacted sectors and criticized/classified loans Successful cultural integration in existing and expansion markets Alignment of credit philosophy and risk appetite Shared vision unites cultures to benefit employees and customers Both Columbia and Umpqua management and employees have significant acquisition and integration experience Organized integration team will blend talent and assemble the right combination of systems and practices to scale the organization Enterprise operations Cyber security

Key financial assumptions

Standalone earnings	▪ Consensus earnings estimates for Columbia and Umpqua[1]
Cost savings	▪ Estimated pre-tax $135mm of full run-rate savings, or 12.5% of combined noninterest expenses[2] (over and above Umpqua's announced Next Gen 2.0 initiative); grown at 3.0% per year beginning in 2023[3] ▪ Expected to be realized 66% in 2023, 100% thereafter
Revenue synergies	▪ Expected from potential cross-sell but not included in announced financial metrics
One-time costs	▪ $236mm pre-tax / $191mm after-tax (for illustrative purposes, fully reflected in pro forma capital at closing) ▪ One-time costs include a $20mm charitable foundation contribution
Credit marks	▪ $160mm total lifetime loss estimate, equivalent to 1.48% of Columbia's gross loans and 1.0x Columbia's ACL[4] ▪ $56mm (35%) allocated to purchase credit deteriorated (PCD) loans ▪ $104mm (65%) allocated to non-PCD loans (accreted into earnings over 4 years using sum-of-the-years digits) ▪ Day two CECL reserve of 1.0x non-PCD credit mark ($104mm pre-tax / $77mm after-tax; for illustrative purposes, fully reflected in pro forma capital at closing)
Fair value marks	▪ $76mm pre-tax rate write-up on Columbia's loans (amortized over 6 years using sum-of-the-years digits) ▪ $4mm pre-tax write-down of held-to-maturity securities (accreted over 6 years using sum-of-the-years digits) ▪ $54mm post-tax write-up of AOCI related to AFS securities and other adjustments (no impact to tangible common equity at close, amortized over 6 years using sum-of-the-years digits) ▪ $17mm pre-tax rate collar mark (removal of related accretion by ~$2mm after-tax per quarter, no impact to tangible common equity at close) ▪ $20mm pre-tax write-up of real estate assets (amortized over 20 years using straight line)
CDI	▪ Core deposit intangible of 0.65% of Columbia's $17bn core deposits (amortized over 10 years using sum-of-years-digits)
Other	▪ Limited deposit divestiture expected (not modeled) ▪ Excludes future standalone and pro forma share repurchases for Columbia and Umpqua

Source: S&P Global Market Intelligence, FactSet, Company filings
Note: Umpqua NextGen cost savings targets are separate from deal-related cost savings as they will be largely realized ahead of the transaction's anticipated close
[1] Based on median analyst consensus estimates as of October 11, 2021
[2] Based on 2022 median analyst consensus noninterest expense estimates as of October 11, 2021, excluding amortization of intangibles
[3] Quarterly synergies grown on a 3.0% annual basis
[4] Pro forma for completed acquisition of Bank of Commerce Holdings

14

25% Core cash² EPS accretion 23% GAAP EPS accretion 11% Core cash² EPS accretion 8% GAAP EPS accretion 2596936-002 Unlocking value for shareholders while achieving increased scale and profitability Earnings benefits to both shareholders¹ Strategic use of capital Improved profitability and value enhancement (5.9%) TBV dilution 2.6 years Earnback 12%+ Pro forma CET1 ~$260mm Excess capital generated³ 15% 2023E ROATCE 1.3% 2023E ROAA $1.1bn+ Value creation4 Source: S&P Global Market Intelligence, FactSet, Company filings; Refer to slide 14 “Key financial assumptions” for 2023 underlying forecasts Note: Market data as of October 11, 2021; Financial data as of quarter ended June 30, 2021; Pro forma financial data shown for 2023 with fully phased-in cost savings for illustrative purposes; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings ¹ EPS accretion does not assume pro forma excess capital is used for pro forma share repurchases ² Core cash EPS excludes standalone intangible amortization, pro forma CDI amortization, amortization of non-PCD fair value mark and amortization of other fair value marks ³ See Appendix for further detail on excess capital generated ⁴ Annual fully phased-in cost synergies of $100mm after-tax in 2022 capitalized at approximately 13x based on KBW Regional Bank Index median 2022 P/E, net of upfront restructuring charges ($191mm after-tax)

Compelling investment thesis A scaled organization, positioned to win in some of the country’s most attractive growth markets Commercial lending focus complemented by highly-recognized retail franchise Meaningful value creation to shareholders and strong pro forma profitability Like-minded institutions with common cultural values

Appendix

2596936-002 Purchase accounting summary Tangible book value per share dilution Calculation of intangibles created Source: S&P Global Market Intelligence, FactSet, Company filings; Refer to slide 14 “Key financial assumptions” for 2023 underlying forecasts Note: Financial data as of quarter ended June 30, 2021; Market data as of October 11, 2021; Pro forma adjustments assume 26% marginal tax rate; Pro forma for Columbia’s completed acquisition of Bank of Commerce Holdings; Assumes neither company repurchases shares between deal announcement and deal close ¹ Estimated Umpqua tangible common equity at close based on Q3 2021 – Q2 2022 consensus earnings and dividend estimates, and $78mm share repurchases completed in Q3 2021 (4mm shares). Communicated Umpqua NextGen cost savings targets are separate from deal-related cost savings as they are expected to be largely realized ahead of the transaction’s anticipated close ² Based on 0.5958 shares of Columbia stock for each Umpqua common share outstanding ³ Based on expectations and assumptions as of announcement date; subject to change at transaction closing (estimated at June 30, 2022 for illustrative purposes) 4 Based on $104mm pre-tax reserve allocated to non-PCD loans (65%) 5 Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone Columbia tangible book value per share 4 ² ³ ³ 5

2596936-002 Earnings per share accretion Source: S&P Global Market Intelligence, FactSet, Company filings; Note: Financial data as of quarter ended June 30, 2021; Market data as of October 11, 2021; Pro forma adjustments assume 26% marginal tax rate; Assumes fully phased-in cost savings for illustrative purposes ¹ $135mm fully phased-in reduction in combined company’s total noninterest expense base for illustrative purposes, quarterly synergies grown at 3.0% on an annual basis starting in 2023; Anticipated 66% phase-in during 2023 results in 17.5% GAAP and 19.2% cash EPS accretion for Columbia, and 2.6% GAAP and 6.2% cash EPS accretion for Umpqua ² Core deposit intangible estimate of 65bps ($108mm pre-tax) on non-time deposits, amortized through earnings over 10 years (sum-of-the-years-digits) ³ Loan rate mark of $76mm (pre-tax), amortized through earnings over 6 years (sum-of-the-years-digits) 4 HTM security rate mark of -$4mm (pre-tax), accreted through earnings over 6 years (sum-of-the-years-digits) 5 AOCI mark of $54mm (after-tax), amortized through earnings over 6 years (sum-of-the-years-digits) 6 Assumes ~$2mm (after-tax) per quarter run-down of rate collar accretion 7 Real estate mark of $20mm (pre-tax), amortized through earnings over 20 years (straight line) 8 Based on $104mm pre-tax reserve allocated to non-PCD loans (65%), accreted through earnings over 4 years (sum-of-the-years-digits) 9 Pro forma diluted shares outstanding include Columbia shares and shares issued to Umpqua based on 0.5958x exchange ratio 10 Assumes no standalone and pro forma repurchases except for those previously outlined on prior page 3 4 5 6 9 10 7 8 10 10 10

2596936-002 Excess capital generation Excess capital generation (2023E) CET1 ratio of combined company at close Source: S&P Global Market Intelligence, FactSet, Company filings Note: Financial data as of quarter ended June 30, 2021; Market data as of October 11, 2021; Assumes fully phased-in cost savings for illustrative purposes ¹ Run-rate GAAP net income for 2023 as illustrated on page 19 ² Capital required to fund risk weighted asset growth of 5% for pro forma company during 2023, capitalized at 10% CET1 target ³ Assumes the pro forma company maintains Columbia’s standalone dividend per share for illustrative purposes